UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2014

DONALDSON COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7891	41-0222640
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1400 West 94th Street
Minneapolis, MN 55431

(Address of principal executive offices)

(952) 887-3131

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On October 28, 2014, Donaldson Company, Inc. (the “Company”) entered into a First Amendment (the “Amendment”), dated as of October 28, 2014, to Credit Agreement, dated as of December 7, 2012, among the Company, each of the lenders from time to time parties to the Credit Agreement (the “Lenders”) and Wells Fargo National Association, as administrative agent for the Lenders and issuer of letters of credit.

The Amendment increases the borrowing availability under the credit facility from a maximum of $400 million to $600 million, and extends the maturity date of the credit facility to October 28, 2019.

Wells Fargo Bank, National Association and certain other Lenders have provided, from time to time, and may continue to provide, commercial banking, lending, investment, transfer agent, institutional trust, foreign exchange and other services to the Company, including letters of credit, depository and account processing services, for which the Company has paid and intends to pay customary fees.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on From 8-K, and is incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described under Item 1.01 of this Current Report on Form 8-K, on October 28, 2014, the Company entered into an amendment to its committed, unsecured, revolving credit facility that increases the borrowing availability under the credit facility from a maximum of $400 million to $600 million, and extends the maturity date of the credit facility to October 28, 2019. The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	First Amendment, dated as of October 28, 2014, to Credit Agreement, dated as of December 7, 2012, among the Company, each of the lenders from time to time parties to the Credit Agreement (the “Lenders”) and Wells Fargo National Association, as administrative agent for the Lenders and issuer of letters of credit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 29, 2014

DONALDSON COMPANY, INC.

By:	/s/ Amy C. Becker
	Name:	Amy C. Becker
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment, dated as of October 28, 2014, to Credit Agreement, dated as of December 7, 2012, among the Company, each of the lenders from time to time parties to the Credit Agreement (the “Lenders”) and Wells Fargo National Association, as administrative agent for the Lenders and issuer of letters of credit